November 6, 2017 First-Quarter 2018 Financial Results and Update Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking statements — Certain statements made during Premier’s webcast and included in this presentation, including, but not limited to, those related to our financial and business outlook, the impact of the evolving healthcare environment, strategy and growth drivers, member retention, renewal rates and revenue visibility, cross and upsell opportunities, acquisition contributions, activities and pipeline, revenue available under contract, 2018 financial guidance and related assumptions, implementation of and purchases under our share repurchase program, and target growth rate are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control.  You should carefully read Premier’s current and future filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures — This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the federal securities laws. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s current and future filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

President and Chief Executive Officer Premier Inc. Susan DeVore OVERVIEW AND BUSINESS UPDATE

During the fiscal first quarter, We achieved a highly successful outcome regarding the renewal of our group purchasing agreements. We continued to grow, achieving our first-quarter sales targets as we cultivated new partnerships and introduced innovative technologies and integrated solutions. We ended the quarter financially sound, with strong cash flow and a flexible balance sheet, which enables us to continue to execute our long-term, strategic acquisition and growth strategy, while also returning value to our stockholders.

Response to the impact of recent hurricanes Close collaboration with our providers and suppliers ensured life-saving services continued to be delivered to individuals impacted by natural disasters.

First-quarter fiscal 2018 financial highlights *See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix. Performance Services segment revenue up 7% to $84.8 million Supply Chain Services segment revenue up 31% to $305.8 million Non-GAAP adjusted EBITDA* up 8% to $119.2 million Non-GAAP adjusted fully distributed earnings per share* up 7% to $0.44 Cash flow from operations of $75.0 million; non-GAAP free cash flow* of $33.4 million Consolidated net revenue up 25% to $390.6 million; GAAP net income of $60.6 million, GAAP EPS of $0.36 after required GAAP non-cash adjustment *See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix.

Chief Operating Officer Premier Inc. Mike Alkire OPERATIONS REVIEW

New engagements with academic health systems

Select examples highlighting the expansion and value of our offerings Cloud-based, on-demand application driven by an analytics engine that can read and benchmark an equipment proposal automatically within seconds. It also includes repository, spend management, and team-collaboration capabilities designed to empower members to better control their capital expenditures. PremierConnect Capital Analytics Applied Sciences PremierConnect Safety Recently expanded relationship with the Veteran’s Administration, securing a contract for all seven of the V.A. medical centers serving North Carolina and Virginia. One is a collaboration to develop a multi-phase initiative focused on improving the quality of cancer patient care. The other involves co-developing a protocol to help prevent certain infections that can lead to hospital readmissions. CONTINUED EXPANSION WITH VA MEDICAL CENTERS NEW PRODUCT LAUNCH SIGNIFICANT NEW AGREEMENTS

Chief Financial Officer Premier Inc. Craig McKasson FINANCIAL REVIEW

Fiscal 2018 first-quarter consolidated and segment highlights Consolidated Net revenue (in millions) Supply Chain Services Net revenue (in millions) Performance Services Net revenue (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) *See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. 25% 8% 31% 7% 7% -5% GAAP NON-GAAP*

Fiscal 2018 first-quarter Supply Chain Services revenue Supply Chain Services revenue increased 31% Net administrative fees revenue increased 20% Including contribution from Innovatix and Essensa Products revenue increased 44% Including contribution from Acro Double-digit growth in direct sourcing business Supply Chain Services Net revenue (in millions) 31% $233.8 $305.8

Fiscal 2018 first-quarter Performance Services revenue Performance Services revenue increased 7% Continued growth in both advisory services and informatics and technology services businesses Performance Services Net revenue (in millions) 7%

Fiscal 2018 first-quarter GAAP net income 4% $0.26 $0.36 Earnings per share attributable to stockholders* – diluted GAAP net income increased 4% *After required GAAP non-cash adjustments to reflect the change in redemption amount of limited partners’ Class B common unit ownership at the end of each period

Fiscal 2018 first-quarter non-GAAP adjusted EBITDA* Consolidated non-GAAP adjusted EBITDA up 8% * See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. $119.2 $110.8

Calculates income taxes at 39% on pre-tax income, assuming taxable C corporate structure Calculates adjusted fully distributed earnings per share, assuming all Class A and B common shares are held by the public Fiscal 2018 first-quarter non-GAAP adjusted fully distributed net income and earnings per share* 7% $58.9 million $61.7 million Non-GAAP adjusted fully distributed net income * See non-GAAP adjusted fully distributed net income and non-GAAP adjusted fully distributed earnings per share to GAAP equivalents in Appendix

Cash flow and capital flexibility at September 30, 2017 CONSIDERABLE CASH AND DEBT CAPACITY AVAILABLE AMPLE CAPITAL FLEXIBILITY FOR FUTURE ACQUISITIONS AND STOCKHOLDER RETURN Cash flow from operations of $75.0 million and non-GAAP free cash flow* of $33.4 million for first-quarter fiscal 2018 Cash and cash equivalents of $132.1 million Outstanding borrowings of $170.0 million on $750.0 million five-year unsecured revolving credit facility; repaid $50.0 million during first-quarter fiscal 2018 *See non-GAAP Adjusted EBITDA, non-GAAP Segment Adjusted EBITDA, and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix.

Exchange update On October 31, 2017, approximately 3.7 million Class B units were exchanged for Class A common shares on 1-for-1 basis; equal number of Class B common shares retired. Expect to launch a $200.0 million share repurchase program on or about November 9, 2017 for Class A common shares during the remainder of fiscal 2018.

QUESTIONS

APPENDIX

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations

Fiscal 2018 and fiscal 2017 non-GAAP reconciliations